EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of July, 1997.



                                           /s/ JAMES R. ADAMS
                                           ------------------
                                           James R. Adams














                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 7th day of July, 1997.


                                           /s/ DAVID L. BOREN
                                           ------------------
                                           David L. Boren














                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 2nd day of July, 1997.



                                           /s/ JAMES B. BUSEY IV
                                           ---------------------
                                           James B. Busey IV












                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988
 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 2nd day of July, 1997.



                                           /s/ THOMAS J. ENGIBOUS
                                           ----------------------
                                            Thomas J. Engibous


















                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 3rd day of July, 1997.



                                           /s/ WAYNE R. SANDERS
                                           ---------------------
                                           Wayne R. Sanders














                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of July, 1997.



                                           /s/ GLORIA M. SHATTO
                                           --------------------
                                           Gloria M. Shatto














                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of July, 1997.



                                           /s/ WILLIAM P. WEBER
                                           --------------------
                                           William P. Weber















                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, RICHARD J. AGNICH and WILLIAM A. AYLESWORTH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 2nd day of July, 1997.


                                           /s/ CLAYTON K. YEUTTER
                                           ----------------------
                                           Clayton K. Yeutter
















                                                                   EXHIBIT 24
                                                                  ----------
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS and RICHARD J. AGNICH, and each of them, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 in connection with the registration of 350,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Long-Term Incentive Plan, a Registration Statement on Form S-8 in connection with the registration of 5,000,000 shares of common stock of Texas Instruments Incorporated for issuance under the TI Employees 1997 Stock Purchase Plan, a Post-Effective Amendment No. 1 to a Registration Statement on Form S-8 in connection with shares of common stock of Texas Instruments Incorporated registered for issuance under the TI Employees 1988 Stock Option Purchase Plan and a Registration Statement on Form S-8 in connection with the registration of 100,000 shares of common stock of Texas Instruments Incorporated for issuance under the Texas Instruments Restricted Stock Unit Plan for Directors, and any or all amendments or supplements to such Registration Statements, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 1st day of July, 1997.




                                           /s/ WILLIAM A. AYLESWORTH
                                           -------------------------
                                           William A. Aylesworth